SLR International Corporation 1658 Cole Blvd, Suite 100, Lakewood, Colorado, 80401

January 29, 2026

Exhibit 23.1

Consent of Qualified Person

In connection with the SSR Mining Inc. (the “Company”) Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 29, 2026 (the “Form 8-K”), the undersigned consents to:

•	the public filing by the Company of the technical report summary titled “Technical Report Summary on the Hod Maden Project, Turkiye” (the “Technical Report Summary”), dated January 7, 2026, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to the Form 8-K;
•	the incorporation by reference of the Technical Report Summary in the Form 8-K, the press release attached as an exhibit to the Form 8-K (the “Press Release”) and in the Company’s Registration Statements on Form S-8 (File Nos. 333-219848, 333-185498, 333-196116, 333-198092, 333-248813, 333-259280, 333-265661, and 333-283912) (collectively, the “Registration Statements”);
•	the use of and references to our name in connection with the Technical Report Summary, the Press Release, the Form 8-K, and the Registration Statements; and

any extracts from or a summary of the Technical Report Summary in the Form 8-K, the Press Release and incorporated by reference in the Registration Statements and the use of any information derived, summarized, quoted, or referenced from the Technical Report Summary, or portions thereof, that was prepared by us, that we supervised the preparation of, and/or that was reviewed and approved by us, that is included or incorporated by reference in the Form 8-K, the Press Release and the Registration Statements.

SLR International Corporation is responsible for authoring, and this consent pertains to, the following sections of the Technical Report Summary: 1.1, 1.1.1.2, 1.1.1.4 to 1.1.1.8, 1.1.2.2, 1.1.2.4, 1.1.2.6 to 1.1.2.9, 1.2, 1.3.1 to 1.3.3, 1.3.7 to 1.3.8, 1.3.10 to 1.3.14, 2, 3, 4, 5, 7.4, 12, 13, 15.1 to 15.3, 16 to 21, 22.2, 22.4 to 22.8, 23.2, 23.4, 23.6 to 23.9, 25, and 27, and related disclosure in Section 24.

Dated January 29, 2026,

SLR International Corporation

Per

 /s/ Grant A. Malensek

Grant A. Malensek, M.Eng., P.Eng

Technical Director – Mining Advisory,

CONSENT OF QUALIFIED PERSON

In connection with the SSR Mining Inc. (the “Company”) Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 29, 2026 (the “Form 8-K”), the undersigned consents to:

•	the public filing by the Company of the technical report summary titled “Technical Report Summary on the Hod Maden Project, Türkiye” (the “Technical Report Summary”), with an effective date of August 31, 2025 and dated January 7, 2026, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to the Form 8-K;

•	the incorporation by reference of the Technical Report Summary in the Form 8-K, the press release attached as an exhibit to the Form 8-K (the “Press Release”) and in the Company’s Registration Statements on Form S-8 (File Nos. 333-219848, 333-185498, 333-196116, 333-198092, 333-248813, 333-259280, 333-265661, and 333-283912) (collectively, the

“Registration Statements”);

•	the use of and references to our name in connection with the Technical Report Summary, the Press Release, the Form 8-K, and the Registration Statements; and

•	any extracts from or a summary of the Technical Report Summary in the Form 8-K, the Press Release and incorporated by reference in the Registration Statements and the use of any information derived, summarized, quoted, or referenced from the Technical Report Summary, or portions thereof, to the extent they were prepared by us, that we supervised the preparation of, and/or that was reviewed and approved by us, that is included or incorporated by reference in the Form 8-K and the Registration Statements.

The Qualified Person below is responsible for authoring, and this consent pertains to, the following sections of the Technical Report Summary: 7.3 (Hydrogeological Data), 15.4 (Hydrogeological Considerations), and 15.5 (Hydrology and Water Management).

1/29/2026

[SRK Consulting (U.S.), Inc.] /s/ Goktug [Evin Goktug Evin Principal Hydrogeologist

CONSENT OF QUALIFIED PERSON

In connection with the SSR Mining Inc. (the "Company") Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 29, 2026 (the “Form 8-K”), the undersigned consents to:

•	the public filing by the Company of the technical report summary titled “Technical Report Summary on the Hod Maden Project, Türkiye” (the “Technical Report Summary”), with an effective date of August 31, 2025 and dated January 7, 2026, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to the Form 8-K;

•	the incorporation by reference of the Technical Report Summary in the Form 8-K, the press release attached as an exhibit to the Form 8-K (the “Press Release”) and in the Company’s Registration Statements on Form S-8 (File Nos. 333-219848, 333-185498, 333-196116, 333-198092, 333-248813, 333-259280, 333-265661, and 333-283912) (collectively, the “Registration Statements”);

•	the use of and references to our name in connection with the Technical Report Summary, the Form 8-K, the Press Release and the Registration Statements; and

•	any extracts from or a summary of the Technical Report Summary in the Form 8-K, the Press Release and incorporated by reference in the Registration Statements and the use of any information derived, summarized, quoted, or referenced from the Technical Report Summary, or portions thereof, that was prepared by us, that we supervised the preparation of, and/or that was reviewed and approved by us, that is included or incorporated by reference in the Form 8-K, the Press Release and the Registration Statements.

RSC is responsible for authoring, and this consent pertains to, the following sections of the Technical Report Summary: 1.1.1.1, 1.1.2.1, 1.3.4–1.3.6, 6, 7.1, 7.2, 8, 9, 11.

Dated 29 January 2026

RSC Consulting Ltd.

/s/ René Sterk

René Sterk

Managing Director – Principal Consultant

CONSENT OF QUALIFIED PERSON

In connection with the SSR Mining Inc. (the "Company") Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 29, 2026 (the “Form 8-K”), the undersigned consents to:

•	the public filing by the Company of the technical report summary titled “Technical Report Summary on the Hod Maden Project, Türkiye” (the “Technical Report Summary”), with an effective date of August 31, 2025 and dated January [7], 2026, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to the Form 8-K;

•	the incorporation by reference of the Technical Report Summary in the Form 8-K, the press release attached as an exhibit to the Form 8-K (the “Press Release”) and in the Company’s Registration Statements on Form S-8 (File Nos. 333-219848, 333-185498, 333-196116, 333-198092, 333-248813, 333-259280, 333-265661, and 333-283912) (collectively, the “Registration Statements”);

•	the use of and references to our name in connection with the Technical Report Summary, the Press Release, the Form 8-K, and the Registration Statements; and

•	any extracts from or a summary of the Technical Report Summary in the Form 8-K, the Press Release and incorporated by reference in the Registration Statements and the use of any information derived, summarized, quoted, or referenced from the Technical Report Summary, or portions thereof, that was prepared by us, that we supervised the preparation of, and/or that was reviewed and approved by us, that is included or incorporated by reference in the Form 8-K and the Registration Statements.

The Qualified Person below is responsible for authoring, and this consent pertains to, the below listed sections of the Technical Report Summary.

Dated January 29, 2026

Ausenco Engineering Canada ULC

/s/ Tommaso Robert Raponi

Tommaso Robert Raponi, P.Eng
Principal Metallurgist

*

Ausenco Technical Report Sections: 1.1.1.3, 1.1.2.3, 1.3.9, 10, 14, 22.3, 23.3.

James J Daly, P.E. (Georgia)

WSPUSA/nc.

7245 West Alaska Drive, Suite 200,

Lakewood, Colorado, USA 80226

l

CONSENT OF QUALIFIED PERSON

I, James J Daly, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled "Technical Report Summary on the Hod Maden Project, Türkiye" with an effective date of August 31, 2025 and dated January 7, 2026, as signed and certified by me (the "Technical Report Summary").

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by SSR Mining Inc. (the "Company");

(b)    The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company's Form 8-K filing to be issued on January 29, 2026 (the "8-K");

(c)    I consent to the use of my name, or any quotation from or summarization in the 8-K or the press release attached as an exhibit to the Form 8-K (the "Press Release") of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 8-K, and to the incorporation by reference of the Technical Report Summary into the Company's Registration Statements on Form S-8 (File Nos. 333-219848, 333-185498, 333-196116, 333-198092, 333-248813, 333-259280, 333-265661, and 333-283912) collectively, the "Registration Statements"; and

(d)   I confirm that I have read the portions of the 8-K and Press Release relating to the parts of the Technical Report Summary for which I am responsible (Sections 15.6 and 15.7) and that such portions of the 8-K fairly and accurately reflect such information.

Dated at Lakewood, CO, this 29th of January 2026

WSP USA Inc. Isl James J Daly James J Daly, P.E., PMP